UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2004

DYNAVAX TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its Charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-1029142 (Commission File Number)	33-0728374 (I.R.S. Employee Identification No.)

2929 Seventh St., Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices)

(510) 848-5100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 2.02 Results of Operations and Financial Condition.

     On November 8, 2004, Dynavax Technologies Corporation (the “Company”) issued a press release announcing the Company’s results for its third quarter ended September 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

                        (c) Exhibits.

Exhibit No.	Description

99.1	Press Release of Dynavax Technologies Corporation, dated November 8, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAVAX TECHNOLOGIES CORPORATION
Dated: November 8, 2004	By:	/s/ Dino Dina Dino Dina, M.D. President, Chief Executive Officer and Acting Chief Financial Officer

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